Exhibit 10.56

THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 25th day of September, 2012, by and between CENTURY PROPERTIES FUND XIX, LP, a Delaware limited partnership("Seller") and AUGUSTUS PARTNERS, LLC, a Colorado limited liability company("Purchaser").

RECITALS:

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of June 14, 2012, as amended by that certain First Amendment to Purchase and Sale Contract, dated as of August 15, 2012, and that certain Second Amendment to Purchase and Sale Contract, dated as of August 21, 2012 ("Contract") for the purchase of the Property described therein commonly known as Tamarind Bay Apartments.

B.        Seller and Purchaser wish to amend the Contract as provided below.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.                  Incorporation of Recitals.  The above recitals are true and correct and are incorporated herein as if set forth in full.

2.                  General Provisions.  All capitalized terms not otherwise defined in this Amendment shall have the same meanings given to them as in the Contract.  Except as amended and modified by this Amendment, all of the terms, covenants, conditions, and agreements of the Contract shall be valid and binding against the parties and in full force and effect.  In the event of any conflict between the provisions of the Contract and the provisions of this Amendment, this Amendment shall control.

3.                  Closing Credit. At Closing, Purchaser shall receive a credit against the Purchase Price in the amount of $381,000.00 for fire code upgrades to be undertaken at the Property by Purchaser following the Closing.

4.                  Governing Law.  This Amendment shall be governed by the laws of the State of Florida.

5.                  Counterparts; Facsimile.  This Amendment may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one instrument.  Facsimile or electronically transmitted signatures shall be deemed for all purposes to be originals.

[Signature Pages Follow]

            IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

Seller:

CENTURY PROPERTIES FUND XIX, LP,

a Delaware limited partnership

By:      FOX PARTNERS II,

            a California general partnership,

            its general partner

            By:      FOX CAPITAL MANAGEMENT CORPORATION,

                        a California corporation,

                        its managing general partner

By:  /s/Steven D. Cordes

Name:  Steven D. Cordes

Title:  Senior Vice President

[Purchaser’s Signature Page Follows]

Purchaser:

AUGUSTUS PARTNERS, LLC,

a Colorado limited liability company

By:  /s/Carter Faber

Name:  Carter Faber

Title:  Member